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                       Bull & Bear U.S. and Overseas Fund





                          Prospectus dated May 1, 1999



Bull & Bear U.S. and Overseas Fund seeks to obtain the highest possible total return on its assets from long term growth of capital and from income principally through a portfolio of securities of U.S. and overseas issuers. There is no assurance that the Fund will achieve its investment objective.

            NEWSPAPER LISTING. Shares of the Fund are sold at the net asset value per share shown daily in the mutual fund section of newspapers under the "Bull & Bear Group" heading.

This prospectus contains information you should know about the Fund before you invest. Please keep it for future reference.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.



                                    CONTENTS

INVESTMENT OBJECTIVE AND STRATEGY.............................................2

MAIN RISKS  ..................................................................2

PAST PERFORMANCE..............................................................3

FEES AND EXPENSES OF THE FUND.................................................3

PORTFOLIO MANAGEMENT..........................................................4

DISTRIBUTION AND SHAREHOLDER SERVICES.........................................4

FINANCIAL HIGHLIGHTS..........................................................4

PURCHASING SHARES.............................................................5

REDEEMING SHARES..............................................................6

ACCOUNT AND TRANSACTION POLICIES..............................................7

DISTRIBUTIONS AND TAXES.......................................................7

FOR MORE INFORMATION.................................................Back Cover

                        INVESTMENT OBJECTIVE AND STRATEGY

Bull & Bear U.S. and Overseas Fund seeks to obtain the highest possible total return on its assets from long term growth of capital and from income principally through a portfolio of securities of U.S. and overseas issuers. The Fund may invest substantially all of its assets in equity securities of issuers located in foreign countries with developed and/or emerging markets. The Fund may invest a portion of its assets in debt securities and in a combination of countries which include the U.S. and foreign markets. Generally, the Fund pays dividends annually to its shareholders.

The Fund seeks to invest in equity securities of companies with optimal combinations of growth in earnings and other fundamental factors, while also offering reasonable valuations in terms of price/ earnings, price/cash flow, price/sales and similar ratios. The Fund may sell an investment when the value or growth potential of the investment appears limited or exceeded by other investment opportunities, when the issuer's investment no longer appears to meet the Fund's investment objective, or when the Fund must meet redemptions.

The Fund may invest in companies which have small, medium or large capitalizations. The Fund may borrow money to purchase securities and engage in short selling, where risk of loss is potentially unlimited. Additionally, the Fund may invest in special situations such as liquidations and reorganizations. The Fund may also lend portfolio securities to other parties. The Fund may invest in options, warrants, financial futures, and forward contracts, for which there is no assurance of success.

The Fund may from time to time take defensive positions such as investing some or all of its assets in cash, cash equivalents, money market securities, short-term bonds, repurchase agreements, and convertible bonds. When the Fund takes a defensive position, the Fund may not achieve its investment objective over the short term.

                                   MAIN RISKS

Market. The primary market risks associated with investing in the Fund are those related to fluctuations in the value of the Fund's portfolio. A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money. However, you also have the potential to make money. Also, investing in stocks involves a greater risk of loss of income than bonds because stocks need not pay dividends.

Foreign Investment. The Fund can be exposed to the unique risks of foreign investing. Political turmoil and economic instability in the countries in which the Fund invests could adversely affect the value of your investment. Also, if the value of any foreign currency in which the Fund's investments are denominated declines relative to the U.S. dollar, the value and total return of your investment in the Fund may decline as well. Foreign investments, particularly investments in emerging markets, carry added risks due to inadequate or inaccurate financial information about companies, potential political disturbances, and fluctuations in currency exchange rates.

Non-Diversification. The Fund is non-diversified which means that more than 5% of the Fund's assets may be invested in the securities of one issuer. As a result, the Fund may hold a smaller number of issuers than if it were diversified. If this situation occurs, investing in the Fund could involve more risk than investing in a Fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the Fund's total return.

Illiquid Securities. The Fund may invest up to 15% of its assets in illiquid securities. Potential risks from investing in illiquid securities are that illiquid securities can be more difficult to value than more widely traded securities and the prices realized from the sales of illiquid securities may be less than if such securities were more widely traded.

Lending. The Fund may lend portfolio securities to borrowers for a fee. Securities may only be lent if the Fund receives collateral equal to the market value of the assets lent. Some risk is involved if the borrowers suffer financial problems and are unable to return the assets lent.

Interest Rates. The Fund's bond investments are affected by interest rates. When interest rates rise, the prices of bonds typically fall in proportion to their duration. Duration, expressed in years, is based on the estimated payback period, or "duration," of a bond and is the most widely used gauge of sensitivity to interest rate change.

Portfolio Management. The portfolio manager's skill in choosing appropriate investments for the Fund will determine in large part whether the Fund achieves its investment objectives.

Active Trading. The Fund expects to trade securities actively. This strategy could increase transaction costs, reduce performance and may result in taxable distributions.

Year 2000. The Fund could be adversely affected if computer systems used by CEF Advisers, Inc. (formerly Bull & Bear Advisers, Inc.) and the Fund's other service providers do not properly process and calculate date-related information on and after January 1, 2000. CEF Advisers, Inc. is working to avoid these problems and to obtain assurances from other service providers that they are taking similar steps. There could be a negative impact on the Fund. While the Fund cannot, at this time, predict the degree of impact, it is possible that foreign markets will be less prepared than U.S. markets.

                                PAST PERFORMANCE

The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The table compares the Fund's average annual returns for the 1, 5 and 10 year periods with those of the Morgan Stanley Capital International ("MSCI") World Index, an index that is unmanaged and fully invested in common stocks. Both the bar chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not necessarily an indication of future performance.

                 YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR

                                [GRAPHIC OMITTED]

1989: 11.10,  1990: (8.61),  1991: 22.55,  1992: 2.57,  1993: 26.71,
1994: (13.12),  1995: 25.11,  1996: 5.34,  1997: 5.64,  1998: 1.18



                                  Best Quarter:
                                   10/98-12/98
                                     18.99%

                                 Worst Quarter:
                                    7/98-9/98
                                    (24.43)%





           Average annual total return for the periods ended 12/31/98

                                         1 Year         5 Years        10 Years
                                         ------         -------        --------
  Bull & Bear U.S. and Overseas Fund      1.18%          4.12%          6.94%
           MSCI World Index              24.34%         15.68%          10.66%

                          FEES AND EXPENSES OF THE FUND

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the following tables. Shareholder fees are paid out of your account. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price.

                                Shareholder fees
                    (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price).......................................NONE
Maximum Deferred Sales Charge (Load)........................................NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends.................NONE
Redemption Fee within 30 days of purchase..................................1.00%

                         Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)( as % of average daily net assets)

Management fees ..........................................................1.00%
Distribution and Service (12b-1) fees ....................................0.25%*
Other expenses ...........................................................1.33%
Total Annual Fund Operating Expenses .....................................2.58%

*Reflects a contractual Distribution fee waiver that will continue through May 1, 2000. Without such waiver, Distribution and service fee and Total annual fund operating expenses would have been 1.00% and 3.33%, respectively.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds:

 The example  assumes that you invest $10,000 in the Fund for           One         Three        Five         Ten
 the  time  periods  indicated  and then  redeem  all of your          Year         Years        Years       Years
 shares at the end of those periods. The Example also assumes
 that your  investment has a 5% return each year and that the
 Fund's  operating  expenses remain the same,  except for the first year periods. Although your actual costs may be higher or  lower,  based  on these  assumptions  your  costs  would
 be**..............................................................   $ 261        $ 955       $ 1,672     $ 3,571
                                                                      =============================================

*Year one fees are based on contractual Distribution fee.

                              PORTFOLIO MANAGEMENT

CEF Advisers, Inc. is the investment manager of the Fund, providing day-to-day advice regarding portfolio transactions and is located at 11 Hanover Square, New York, New York 10005. Thomas B. Winmill, President and Chief Executive Officer of the investment manager and the Fund, is the Fund's portfolio manager. Mr. Winmill has served as a member of the Investment Manager's Investment Policy Committee since 1990. As a member of the Investment Policy Committee, he helps establish general investment guidelines. He has served as portfolio manager of the Fund since May 1, 1998.

Generally, the Fund pays the investment manager a management fee based on the average daily net assets of the Fund, at the annual rate of 1% on the first $10 million and declining thereafter as a percentage of average daily net assets.
From time to time, the Investment Manager may waive all or part of this fee or reimburse the Fund to improve the Fund's total return. During the fiscal year ended December 31, 1998, investment management fees paid by the Fund represented approximately 1.00% of average daily net assets.

                      DISTRIBUTION AND SHAREHOLDER SERVICES

Investor Service Center, Inc. is the distributor of the Fund and services shareholder accounts. The Fund has adopted a plan under Rule 12b-1 and pays the distributor a distribution or 12b-1 fee in an amount of one percent per annum of the Fund's average daily net assets as compensation for distribution and service activities. These fees are paid out of the Fund's assets on an ongoing-basis. Over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For the period from May 1, 1999 through May 1, 2000, the distributor of the Fund agrees to waive the distribution fee of 0.75% per annum of the Fund's average daily net assets payable to it by the Fund pursuant to the plan.


                              FINANCIAL HIGHLIGHTS

This table describes the Fund's performance for the past five years. The fiscal year end is December 31. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The figures for the periods shown were audited by Tait, Weller & Baker, the Fund's independent accountants, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

                                                                                  Years Ended December 31,

                                                                         1998         1997         1996         1995        1994
                                                                                      ----         ----         ----        ----
PER SHARE DATA(1)
Net asset value at beginning of period..............................     $7.35       $7.91        $8.36        $7.08        $8.71
                                                                         -----       -----        -----        -----        -----
   Net investment income (loss).....................................     (.10)       (0.05)       (0.24)       (0.23)      (0.13)
   Net realized and unrealized gain (loss) on investments...........      .18         0.46         0.68         2.00       (1.01)
                                                                          ---         ----         ----         ----       ------
   Total from investment operations.................................      .08         0.41         0.44         1.77       (1.14)
                                                                          ---         ----         ----         ----       ------
   Distributions from net realized gains............................     (.26)       (0.97)       (0.89)       (0.49)      (0.49)

Net asset value at end of period....................................     $7.17       $7.35        $7.91        $8.36        $7.08
                                                                         =====       =====        =====        =====        =====
TOTAL RETURN........................................................     1.18%       5.64%        5.34%        25.11%     (13.12)%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted).........................    $7,340       $8,446       $9,836       $9,808      $8,454
Ratio of expenses to average net assets(a)(b).......................     3.33%       3.28%        3.20%        3.55%        3.53%
Ratio of net investment income (loss) to average net assets(c)......    (1.38)%     (0.63)%      (2.74)%      (2.85)%      (1.65)%
Portfolio turnover rate.............................................      69%         205%         255%         214%        212%

1 Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share. (a) Expense ratio prior to reimbursement by the investment manager was 3.84% and 3.59% for the years ended December 31, 1995 and 1994. (b) Expense ratio after the custodian fee credits was 3.22% and 3.49% for 1997 and 1995. Prior to 1995, such reductions were reflected in the expense ratios. There were no custodian fee credits for 1998 and 1996. (c) Ratio prior to reimbursement by the investment manager was (3.14)% and (1.71)% for the years ended December 31, 1995 and 1994.

                                PURCHASING SHARES

Your price for Fund shares is the Fund's next calculation, after the order is placed, of net asset value (NAV) per share which is determined as of the close of regular trading on the New York Stock Exchange (currently, 4 p.m. eastern time) each day the exchange is open. The Fund's shares will not be priced on the days on which the exchange is closed for trading. The Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's board.

                             OPENING YOUR ACCOUNT.

By check. Complete and sign the Account Application that accompanies this prospectus and mail it, along with your check made payable to Bull & Bear U.S. and Overseas Fund, to Investor Service Center, Box 419789, Kansas City, MO 64141-6789 (see Minimum Investments below).

By wire. Call toll-free 1-888-503-FUND, to give the name(s) under which the account is to be registered, tax identification number, the name of the bank sending the wire, and to be assigned a U.S. and Overseas Fund account number. You may then purchase shares by requesting your bank to transmit immediately available funds ("Federal funds") by wire to: United Missouri Bank NA, ABA #10-10-00695; for Account 98-7052-724-3; U.S. and Overseas Fund. Your account number and name(s) must be specified in the wire as they are to appear on the account registration. You should then enter your account number on your completed Account Application and promptly forward it to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. This service is not available on days when the Federal Reserve wire system is closed (see Minimum Investments below).

                               Minimum Investments

Account Type                  Initial         Subsequent     Account Type               Initial                  Subsequent
------------                  -------         ----------     ------------               -------                  ----------
Regular account                $1,000            $100        SIMPLE IRA                  $1,000                     $100
Uniform Gifts/Transfers        $1,000            $100        Rollover IRA                $1,000                     $100
to Minors Act custody
accounts
Traditional IRA                $1,000            $100        403(b) plan                 $1,000                     $100
Roth IRA                       $1,000            $100        Education IRA                $500                      N/A
SEP-IRA                        $1,000            $100        Automatic Investment         $100                      $100
                                                             Program
-------------------------  --------------  ----------------  ----------------------  -------------------  ------------------------

Checks must be payable to Bull & Bear U.S. and Overseas Fund in U.S. dollars. Third party checks cannot be accepted. You may be charged a fee for any check that does not clear.

IRAs and retirement accounts. For more information about the IRAs and retirement accounts listed above, please call toll-free 1-888-503-FUND.

Automatic Investment Program. With the Automatic Investment Program, you can establish a convenient and affordable long term investment program through one or more of the plans explained below. Minimum investments described above are waived for each plan since they are designed to facilitate an automatic monthly investment of $100 or more into your Fund account.

 ....................................  ..........................................
Bank  Transfer  Plan                  For making  automatic  investments  from a
                                      designated  bank account.
 ....................................  ..........................................
Salary  Investing  Plan               For   making   automatic   investments
                                      through  a  payroll deduction.
 ....................................  ..........................................
Government Direct  Deposit  Plan      For  making  automatic  investments  from
                                      your federal  employment, Social Secutity
                                      or other regular federal government check.
 ....................................  ..........................................


The Fund reserves the right to redeem any account if participation in the program ends and the account's value is less than $1,000 due to redemptions.

For more information, or to request the necessary authorization form, please call toll-free 1-888-503-FUND. You may modify or terminate the Bank Transfer Plan at any time by written notice received 10 days prior to the scheduled investment date. To modify or terminate the Salary Investing Plan or Government Direct Deposit Plan, you should contact your employer or the appropriate U.S. Government agency, respectively.

            Adding to Your Account.

By check. Complete a Bull & Bear FastDeposit form and mail it, along with your check, made payable to Bull & Bear U.S. and Overseas Fund, to Investor Service Center, Box 419789, Kansas City, MO 64141-6789 (see Minimum Investments above). If you do not use that form, include a letter indicating the account number to which the subsequent investment is to be credited, and the name of the registered owner.

By Electronic Funds Transfer (EFT). Call toll-free 1-888-503-FUND. The bank you designate on your Account Application or Authorization Form will be contacted to arrange for the EFT, which is done through the Automated Clearing House system, to your Fund account. Requests received by 4 p.m., eastern time, will ordinarily be credited to your Fund account on the next business day. Your designated bank must be an Automated Clearing House member and any subsequent changes in bank account information must be submitted in writing with a voided check (see Minimum Investments above).

By wire. Subsequent investments by wire may be made at any time without having to call by simply following the same wiring procedures above (see Minimum Investments above).

                                REDEEMING SHARES

Generally, you may redeem by any of the methods explained below. Requests for redemption should include the following information:

         o   name of the registered owner(s) of the account
         o   account number
         o   Fund name
         o   amount you want to sell
         o   name and address or wire information of person to receive proceeds

In some instances, a signature guarantee may be required. Signature guarantees help prevent against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed.
Please call us to ensure that your signature guarantee will be processed correctly.
                                        6

By mail. Write to Investor Service Center, Box 419789, Kansas City, MO 64141-6789, and request the specific amount to be redeemed. The request must be signed by the registered owner(s) and additional documentation may be required.

By telephone. Call toll-free 1-888-503-FUND, to expedite redemption of Fund shares.

By EFT. Call toll-free 1-888-503-FUND and request the specific amount to be redeemed through EFT. You may redeem as little as $250 worth of shares by requesting EFT service. EFT proceeds are ordinarily available in your bank account within two business days.

By wire. Call toll-free 1-888-503-FUND and request the specific amount to be redeemed by wire.

Systematic Withdrawal Plan. If your shares have a value of at least $20,000 you may elect automatic withdrawals from your Fund account, subject to a minimum withdrawal of $100. All dividends and distributions are reinvested in the Fund.

                        ACCOUNT AND TRANSACTION POLICIES

Order execution. Orders to buy and sell shares are executed at the next NAV calculated after the order has been received in proper form. Orders received on Fund business days by 4 p.m., eastern time, will be redeemed from your account that day. Orders received after 4 p.m., eastern time, will be redeemed from your account on the next Fund business day.

Redemption fee. The Fund is designed as a long term investment, and short term trading is discouraged. If shares of the Fund held for 30 days or less are redeemed or exchanged, the Fund will deduct a redemption fee equal to one percent of the NAV of shares redeemed or exchanged. Redemption fees are paid to the Fund.

Redemption payment. Payment for shares redeemed will ordinarily be made within seven days after receipt of the redemption request in proper form.

Accounts with below-minimum balances. If your account balance falls below $500 as a result of selling shares and not because of market action, the Fund reserves the right, upon 45 days' notice, to close your account or request that you buy more shares.

Telephone privileges. The Fund accepts telephone orders from all shareholders and guards against fraud by following reasonable precautions such as requiring personal identification before carrying out shareholder requests. You could be responsible for any loss caused by an order which later proves to be fraudulent. The Fund is not liable as long as the Fund follows reasonable procedures.

Assignment. Fund shares may be transferred to another owner. Instructions are available from by calling toll-free at 1-888- 503-FUND.

                             DISTRIBUTIONS AND TAXES

Distributions. The Fund pays its shareholders dividends from any net investment income, and distributes net capital gains that it has realized, if any. Each of these distributions, if any, is paid out once a year. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise by calling toll-free 1-888-503-FUND.

Taxes. Generally, you will be taxed when you sell shares, exchange shares and receive distributions (whether reinvested or taken in cash). Typically, your tax treatment will be as follows:


Transaction                                                Tax treatment
Income dividends...........................................Ordinary income
Short-term capital gains distributions.....................Ordinary income
Long-term capital gains distributions......................Capital gains
Sales or exchanges of shares held for more than one year...Capital gains or losses
Sales or exchanges of shares held for one year or less.....Gains are treated as
                                                           ordinary     income;
                                                           losses are subject to
                                                           special rules

Because income and capital gains distributions are taxable, you may want to avoid making a substantial investment in a taxable account when the Fund is about to declare a distribution. Each January, the Fund issues tax information on its distributions for the previous year. Any investor for whom the Fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes. The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because everyone's tax situation is unique, please consult your tax professional about your investment.

                                 (insert design)
                                   Back Cover













                              FOR MORE INFORMATION

For investors who want more information on the Fund, the following documents are available free upon request:

Annual/Semi-annual reports. Contains performance data, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

Statement of Additional Information (SAI). Provides a fuller technical and legal description of the fund's policies, investment restrictions, and business structure. A current SAI is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference (is legally considered part of this prospectus).

To Obtain Information

By telephone,   call:
1-888-503-FUND

By mail,   write to:
Bull & Bear U.S. and Overseas Fund
Box 419789
Kansas City, MO 64141-6789

By e-mail,   write to:
info@mutualfunds.net

On the Internet,  Fund documents
can be viewed online or downloaded from:
SEC http://www.sec.gov
Bull & Bear U.S. and Overseas Fund  http://www.mutualfunds.net

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. The fund's Investment Company Act file number is 811-4741.

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